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                                                                    EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION


         In connection with the Quarterly Report of Huntington Bancshares Incorporated (the "Company") on Form 10-Q for the quarter ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. McMennamin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                      /s/ Michael J. McMennamin
                                  ----------------------------------
                                          Michael J. McMennamin
                                          Chief Financial Officer
                                          November 14, 2003



         A signed original of this written statement required by Section 906 has been provided to Huntington Bancshares Incorporated and will be retained by Huntington Bancshares Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.